EXHIBIT 10.19

                                                              Treaty Number:
                                                              9870-00-0001-01/01


                                   COVER NOTE
                                   ----------


REINSURED:        FEDERATED NATIONAL INSURANCE COMPANY
                  Plantation, Florida
                  (hereinafter referred to as the "Company")

PERIOD: Effective 12:01 a.m., Eastern Standard Time, July 1, 2001 to 12:01 a.m., Eastern Standard Time, July 1, 2002, as respects all losses occurring (or beginning) during the term of this Contract.

TYPE:             FIRST PROPERTY CATASTROPHE EXCESS OF LOSS REINSURANCE CONTRACT

CLASS: Inforce, new and renewal business classified by the Company as Property, including Homeowners and Mobilehome.

EXCLUSIONS:       As per attached.

TERRITORY:        To follow the Company's original policies.

LIMIT: 100% of $2,500,000 each and every loss occurrence excess of $3,000,000 each and every loss occurrence.

                  The Company shall retain a minimum of 5% net.

PREMIUM:          Rate:               6.9444% Gross Net Earned Premium Income.

                  Deposit Premium:    $625,000 annually, payable in equal
                                      quarterly installments of $156,250, at
                                      each July 1, October 1, January 1, and
                                      April 1.

                  Minimum
                  Premium:            $500,000

REINSTATEMENT:    One full reinstatement with additional premium calculated pro rata as to amount and 100% as to time.

CONDITIONS:       Ultimate Net Loss Clause (including Loss Adjustment Expenses).
                  Definition of Loss Occurrence Clause- BRMA 27D.
                                 No Reinstatement for same event.
                                 72 hours Wind, Hail, Riot.
                                 168 hours Earthquake, Freeze and all other perils.

                                                              Treaty Number
                                                              9870-00-0001-01/01


CONDITIONS:       Extra Contractual Obligations Clause @ 80%.
(Continued)       Losses in Excess of Original Policy Limits Clause @ 80%.
                  Net Retained Lines Clause - BRMA 32D.
                  Currency Clause.
                  Loss Funding Clause - BRMA 55I.
                  Offset Clause.
                  Taxes Clause and Federal Excise Tax Clause - BRMA 50A and
                    BRMA 17B.
                  Errors and Omissions Clause.
                  Access to Records Clause.
                  Notice of Loss and Loss Settlements Clause.
                  Service of Suit Clause.
                  Insolvency Clause.
                  Arbitration Clause - BRMA 6D.
                  Interest Penalty Clause - BRMA 70H.
                  Guy Carpenter & Company, Inc. Intermediary Clause.

WORDING:          To follow existing wording as far as applicable.

INFORMATION:      Any recoveries from the Florida Hurricane Catastrophe Fund will inure to the benefit of Reinsurers hereon.

                  Estimated Subject Earned Premium = $9,000,000.

                                                              Treaty Number
                                                              9870-00-0001-01/01

EFFECTED WITH:
--------------
FEIN NO.:           NAIC NO.:     Through Guy Carpenter & Co. - Atlanta
---------           ---------     -------------------------------------
13-3031176           38636        Partner Reinsurance Corporation of the U.S.             30.000%
                                  New York, New York

                                  Patriot Re Corporation
                                  Skillman, New Jersey
                                  For and on behalf of:
                                  Various Lloyd's Syndicates                               4.000%
                                  (Per Schedule B Attached)
                                  London, England

                                  St. Paul Re, Inc.
                                  Schaumberg, Illinois
                                  For and on behalf of:

41-0406690           24767        St. Paul Fire and Marine Insurance Company              10.000%
                                  St. Paul, Minnesota

6-1206728            29807        PX RE Reinsurance Company
                                  Edison, New Jersey                                      20.000%
                                                                                          -------
                                  Sub-Total:                                              64,000%

FEIN NO.:           NAIC NO.:     Through Heath Lambert Limited - London
---------           ---------     --------------------------------------
AA-1122000                        Underwriting Members of Lloyd's                         25.000%
                                  (Per Schedule A Attached)
                                  London, England

                                  Sub Total:                                              25.000%
                                                                                          -------

                                  TOTAL PLACEMENT                                         89.000%

                                                              Treaty Number
                                                              9870-00-0001-01/01


                         GUY CARPENTER & COMPANY, INC.


                           /s/ Hartwell C. Dew
                          ---------------------------
                                Hartwell C. Dew
                               Managing Director



                           /s/ Robert A. McKenzie, Jr.
                          ---------------------------
                            Robert A. McKenzie, Jr.
                                 Vice President


This Cover Note confirms the terms and conditions of the reinsurance negotiated with the listed reinsurers on your behalf. In the event that any of these details do not meet with your approval, or the security of the participating reinsurers does not meet with your requirements, please notify this office immediately. If all is in order, please sign and return one copy of this Cover Note to confirm your approval and complete our files.

REGULATION 98:

Premium and loss payments made to Guy Carpenter & Company, Inc. shall be deposited in a Premium and Loss Account in accordance with Section 32.3(a)(1) of Regulation 98 of the New York Insurance Department. The parties hereto consent to withdrawals from said account in accordance with Section 32.3(a)(3) of the Regulation, including interest and Federal Excise Tax.



ACCEPTED & APPROVED /s/ Richard A. Widdicombe             DATE  June 29, 2001
                    -------------------------------           -----------------

                                                              Treaty Number
                                                              9870-00-0001-01/01


EXCLUSIONS:
-----------

1.   Reinsurance assumed by the Company, other than inter-company reinsurance.

2.   Hail damage to growing or standing crops.

3.   Flood Insurance when written and classified as such.

4.   Mortgage Impairment and Difference in Conditions when written as such.

5. Title Insurance and all forms of Financial Guarantee, Credit and Insolvency Insurance.

6. Aviation, Ocean Marine, Boiler and Machinery, Fidelity and Surety, Accident and Health, Animal Mortality and Workers' Compensation and Employer's Liability Insurance.

7. Errors and Omissions, Malpractice and any other type of Professional Liability Insurance.

8.   Seepage and Pollution and Seepage Exclusion Clause, BRMA 39A.

9.   War as set forth in North America War Exclusion Clause (Reinsurance), BRMA
     56A.

10. Nuclear Incident as set forth in the Nuclear Incident Exclusion Clauses, BRMA 35A and 35B.

11. Pools, Associations and Syndicates as set forth in the Pools and Associations and Syndicates Exclusion Clause, BRMA 40C.

12. Insolvency Funds as set forth in the Insolvency Funds Exclusion Clause, BRMA 20A.

13.  Transmission and distribution lines.

                                                              Treaty Number
                                                              9870-00-0001-01/01

                                   SCHEDULE A

               PARTICIPATIONS FOR UNDERWRITING MEMBERS OF LLOYD'S

           PROPERTY CATASTROPHE EXCESS OF LOSS REINSURANCE AGREEMENT

                            EFFECTIVE: JULY 1, 2001


Syndicate Number         Pseudonym             Share            NAIC ID Number
----------------         ---------             -----            --------------

    2001                   AML                15.000%            AA-1128001

    2791                   MAP                10.000%            AA-1128791
                                              ------

Total Participation for
Underwriting Members of Lloyd's               25.000%

                                                              Treaty Number
                                                              9870-00-0001-01/01


                                   SCHEDULE B

               PARTICIPATIONS FOR UNDERWRITING MEMBERS OF LLOYD'S

                         THROUGH PATRIOT RE CORPORATION

           PROPERTY CATASTROPHE EXCESS OF LOSS REINSURANCE AGREEMENT



Syndicate Number         Pseudonym             Share            NAIC ID Number
----------------         ---------             -----            --------------

0002                       WHS                 6.560%            AA-1126002

0227                       ROS                39.340%            AA-1126227

0506                       PDA                 3.280%            AA-1126506

0990                       BAR                42.620%            AA-1126990

1009                       DEH                 6.560%            AA-1127009

1173                       CML                 1.640%            AA-1127173

Total Participation for
Underwriting Members of Lloyd's                100.000% of 4.000%
Through Patriot Re Corporation




                                       7